UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005

Everest Re Group, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-15731	98-0365432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-295-0006

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 12, 2005, the Registrant completed an offering of 5,200,000 of its common shares (the “Shares”), pursuant to its Registration Statement on Form S-3 (File No. 333-106595) and its Registration Statement on Form S-3 (File No. 333-128869) filed pursuant to Rule 462(b) under the Securities Act of 1933 (the “Act”), including the prospectus, as supplemented, filed with the Securities and Exchange Commission on October 7, 2005 pursuant to Rule 424(b)(5) under the Act. Executed copies of the underwriting agreement and the pricing agreement relating to the Shares, as well as an opinion of special Bermuda counsel to the Registrant as to the validity of the Shares, are included as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into (i) the Registration Statement on Form S-3 (File No. 333-106595), as amended, filed with the Securities and Exchange Commission by, inter alia, the Registrant on June 27, 2003 and amended on September 10, 2003, November 20, 2003 and December 17, 2003, and (ii) the Registration Statement on Form S-3 (File No. 333-128869) filed with the Securities and Exchange Commission by, inter alia, the Registrant on October 6, 2005 pursuant to Rule 462(b) under the Act.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated October 6, 2005, between Everest Re Group, Ltd. and Goldman, Sachs & Co.

1.2	Pricing Agreement, dated October 6, 2005, between Everest Re Group, Ltd. and Goldman, Sachs & Co.

5.1	Opinion of Conyers Dill & Pearman, special Bermuda counsel for Everest Re Group, Ltd., as to the validity of the Shares issued by Everest Re Group, Ltd.

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2005

By:	/s/ Stephen L. Limauro
Name:	Stephen L. Limauro
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Underwriting Agreement, dated October 6, 2005, between Everest Re Group, Ltd. and Goldman, Sachs & Co.

1.2	Pricing Agreement, dated October 6, 2005, between Everest Re Group, Ltd. and Goldman, Sachs & Co.

5.1	Opinion of Conyers Dill & Pearman, special Bermuda counsel for Everest Re Group, Ltd., as to the validity of the Common Shares issued by Everest Re Group, Ltd.

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)